Supplement to the John Hancock Equity Funds Prospectus
                 dated March 1, 2003 as revised October 1, 2003


John Hancock U.S. Global Leaders Growth Fund


The Fund's Trustees approved the Fund's mailing to its shareholders on December 31, 2003, a proxy to approve a sub-investment management contract among John Hancock Advisers, LLC, the Fund and Sustainable Growth Advisers, L.P ("SGA"). The principal officers of SGA are George P. Fraise and Gordon M. Marchand, the Fund's current portfolio managers, as well as Robert L. Rohn. If approved by shareholders, SGA will become the Fund's subadviser on February 16, 2004.



January 7, 2004